UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2011

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00757 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On July 15, 2011, FS Investment Corporation (“FSIC” or the “Company”) and The Bank of New York Mellon (together with its affiliates, “BNYM”) agreed to terminate, effective as of October 31, 2011 or such later date as the parties mutually agree, the custodian services agreement, dated as of September 9, 2008, between BNYM, as assignee of PFPC Trust Company, and FSIC (the “Custody Agreement”), and the administration and accounting services agreement between the parties (the “Administration Agreement” and, together with the Custody Agreement, the “Engagement”).  FSIC and BNYM have commenced a transition process and the Company is currently in discussions with a number of reputable financial institutions that the Company expects will be able to fulfill the Company’s needs in providing the services currently provided by BNYM without disruption.  The termination of the Engagement followed a determination by the parties that the Engagement was no longer mutually beneficial.  FSIC does not believe that such termination will have a material adverse impact on the Company’s operations or financial condition.

Under the Custody Agreement, BNYM holds all of FSIC’s portfolio securities and cash and transfers such securities or cash pursuant to instructions provided by FSIC.  Under the Administration Agreement, BNYM assists the Company in performing certain of its administrative and accounting functions, including corporate governance matters and accounting services relating to management of the Company’s portfolio.  No termination or other fees are payable in connection with the termination of the Custody Agreement or the Administration Agreement.

The foregoing description of the Custody Agreement is a summary only and is qualified in all respects by the provisions of the Custody Agreement, a copy of which is filed as Exhibit (j)(1) to Post-Effective Amendment No. 1 to the Company’s registration statement on Form N-2 (File No. 333-149374), filed with the Securities and Exchange Commission on November 13, 2008.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance of FSIC.  Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements.  These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions.  Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSIC makes with the Securities and Exchange Commission.  FSIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date:	July 21, 2011	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer